Exhibit 99.29

1 Except as otherwise indicated, chart does not reflect less than 50% ownership interests 2 Insurance company 3 Pages 4-7 contain a list of Protective Life Corporation’s subsidiaries 4 The voting rights pertaining to The Dai-ichi Life Research Institute Inc. are split among other affiliates of Dai-ichi Life Holdings, Inc. as follows: ● THE DAI-ICHI BUILDING CO., LTD. – 26.25% ● DAI-ICHI SEIMEI CARD SERVICE Co., LTD. – 9.58% ● NIHON BUSSAN CO., LTD. – 8.75% ● The Dai-ichi Life Information Systems Co., Ltd. – 4.17% As such, the Dai-ichi group owns 100% of the voting rights pertaining to The Dai-ichi Life Research Institute Inc. 5 The voting rights pertaining to Dai-ichi Life Realty Asset Management Co., Ltd. are split among other affiliates of Dai-ichi Life Holdings, Inc. as follows: ● SOHGO HOUSING CO., Ltd. – 30%. As such, the Dai-ichi group owns 100% of the voting rights pertaining to Dai-ichi Life Realty Asset Management Co., Ltd. 6 The voting rights pertaining to SOHGO HOUSING CO., Ltd. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows: ● The Dai-ichi Building Co., Ltd. – 14.5%. As such, the Dai-ichi group owns 100% of the voting rights pertaining to SOGHO HOUSING CO., Ltd. 7 The voting rights pertaining to O.M. Building Management Inc. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows: ● The Dai-ichi Life Insurance Company, Limited – 10%. As such, the Dai-ichi group owns 50% of the voting rights pertaining to O.M. Building Management Inc. Dai-ichi Life Holdings, Inc.* (Japan) (Ultimate Controlling Person) Organizational Chart of Dai-ichi Life Holdings, Inc., as of December 31, 2023 Dai-ichi Life International Holdings LLC (Japan) TAL Life Limited2 (Australia) Asset Management One Co., Ltd. (Japan) TAL Superannuation Limited (Australia) TAL Direct Pty Ltd. (Australia) TAL Services Limited (Australia) The Dai-ichi Frontier Life Insurance Co., Ltd.2 (Japan) Dai-ichi Life Vietnam Fund Management Company Limited (Vietnam) The Dai-ichi Life Insurance Company, Limited2 (Japan) 1 49% Dai-ichi Life Insurance Company of Vietnam, Limited 2 (Vietnam) 51.25% International Life Solutions Proprietary Limited (South Africa) The Neo First Life Insurance Company, Limited 2 (Japan) Dai-ichi Life International (Europe) Limited (UK) DLI Asia Pacific Pte. Ltd. (Singapore) The Dai-ichi Life Research Institute Inc.4 (Japan) Star Union Dai-ichi Life Insurance Company Limited 2 (India) 36.84% 45.94% Lifebroker Pty Limited (Australia) DLI North America Inc. (USA) QOLead, Limited (Japan) Dai-ichi Life Realty Asset Management Co., Ltd.5 (Japan) 70% THE DAI-ICHI BUILDING CO., LTD. (Japan) Dai-ichi Life International Limited (Japan) Effissimo Capital Management Pte Ltd. (“Effissimo”) and Effissimo’s controlling persons Takashi Kousaka, Hisaaki Sato, and Yoichiro Imai are considered by the New York State Department of Financial Services, for New York insurance regulatory purposes only, to be controlling persons of MONY Life Insurance Company and Protective Life and Annuity Insurance Company. Based on the Extraordinary Report about a Change in Major Shareholders available on EDINET as of December 12, 2023, and Notice of Major Shareholder Change available on TDNet as of December 12, 2023 and factoring in share repurchases by Dai-ichi Life Holdings Inc., as of year-end December 31, 2023, Effissimo, a non-affiliated investment manager, may be deemed the beneficial owner of 10.09% of the common stock of Dai-ichi Life Holdings, Inc., including rehypothecated shares, as of December 31, 2023. * 99.9988% PT Panin Internasional (Indonesia) OCEAN LIFE INSURANCE PUBLIC COMPANY 2 (Thailand) 24% SOHGO HOUSING CO., Ltd. 6 (Japan) 85.5% Dai-ichi Life Reinsurance Bermuda Ltd. (Bermuda) TAL Dai-ichi Life Australia Pty Ltd (Australia) National Financial Solutions Pty Limited (Australia) TAL Australia Distribution Limited (Australia) O.M. Building Management Inc.7 (Japan) 40% Vertex Investment Solutions Co., Ltd. (Japan) TAL Life Insurance Services Limited2 (Australia) YuLife Holdings Ltd. (United Kingdom) 10.49% Partners Group Holdings Limited (New Zealand) Protective Life Corporation3 (USA) Dai-ichi Life Insurance (Cambodia) PLC.2 (Cambodia) ipet Holdings, Inc. (Japan) ipet Insurance Co., Ltd.2 (Japan) Topaz Capital, Inc. (Japan) 73.1670%

Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Partners Life Limited1 (New Zealand) Dai-ichi Life International Holdings LLC (Japan) Evince LImited (New Zealand) PGH SharePlan Trustee Limited (New Zealand) Organizational Chart of Dai-ichi Life Holdings, Inc., as of December 31, 2023 Partners Group Nominee LImited (New Zealand) Partners Group Holdings Limited (New Zealand) 1 insurance company

Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Dai-ichi Life Challenged Co., Ltd. (Japan) The Dai-ichi Life Information Systems Co., Ltd. (Japan) DAI-ICHI SEIMEI CARD SERVICE Co., LTD.1 (Japan) Dai-ichi Life Insurance Myanmar Ltd.3 (Myanmar) 49% 100% 80% 50.1% 100% 1 The voting rights pertaining to DAI-ICHI SEIMEI CARD SERVICE Co., LTD. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows: ● THE DAI-ICHI BUILDING CO., LTD. – 11.57% ● NIHON BUSSAN CO., LTD. – 20% ● SOHGO HOUSING CO., Ltd. – 10% ● The Dai-ichi Life Information Systems Co., Ltd. – 3.33% As such, the Dai-ichi group owns 95% of the voting rights pertaining to DAI-ICHI SEIMEI CARD SERVICE Co., LTD. 2 The voting rights pertaining to Corporate-pension Business Service Co., Ltd. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows: ● The Dai-ichi Life Information Systems Co., Ltd. – 1% As such, the Dai-ichi group owns 50% of the voting rights pertaining to Corporate-pension Business Service Co., Ltd. 3 Insurance company The Dai-ichi Life Insurance Company, Limited (Japan) A.F. BUILDING MANAGEMENT CO., LTD. (Japan) Dai-ichi Life Business Service Co., Ltd. (Japan) 100% Alpha Consulting Co., Ltd. (Japan) 100% Organizational Chart of Dai-ichi Life Holdings, Inc., as of December 31, 2023 Dai-ichi Smart Small-amount and Short-term Insurance Company, Limited (Japan) Asset Guardian co., ltd. (Japan) 100% 100% 100% Corporate-pension Business Service Co., Ltd. 3 (Japan) Corporate-pension Business Service Co., Ltd. 2 (Japan)

Protective Life Corporation (DE) TIN 95-2492236 Protective Life Insurance Company1 (TN) PLC owns 100% of stock TIN 63-0169720 NAIC 68136 1 insurance company 2 dissolved as of 12/31/2023 at 11:59 p.m. West Coast Life Insurance Company1 (NE) PLICO owns 100% of stock TIN 94-0971150 NAIC 70335 Protective Life and Annuity Insurance Company1 (AL) (commercially domiciled – NY) PLC owns 100% of non-voting preferred stock PLICO owns 100% of voting stock TIN 63-0761690 NAIC 88536 MONY Life Insurance Company1 (NY) PLICO owns 100% of stock TIN 13-1632487 NAIC 66370 Protective Finance Corporation2 (DE) PLICO owns 100% of stock TIN 51-0372969 Protective Finance Corporation II2 (DE) PLICO owns 100% of stock TIN 63-1187532 Protective Finance Corporation IV2 (DE) PLICO owns 100% of stock TIN 30-0559075 Organizational Chart of Dai-ichi Life Holdings, Inc., as of December 31, 2023 Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Dai-ichi Life International Holdings LLC (Japan)

Protective Life Corporation (DE) TIN 95-2492236 Protective Real Estate Holdings, Inc.4 (DE) PLC owns 100% of stock TIN 52-1985171 1 registered investment adviser 2 Florida specialty insurer 3 captive insurance company 4 dissolved as of 12/31/2023 at 11:59 p.m. Investment Distributors, Inc. (TN) PLC owns 100% of stock TIN 63-1100710 Concourse Financial Group Securities, Inc.1 (AL) (formerly ProEquities, Inc.) PLC owns 100% of stock TIN 63-0879387 Protective Life Reinsurance Bermuda Ltd. (Bermuda) PLC owns 100% of stock TIN 98-1512479 Warranty Topco, Inc. (DE) PLC owns 100% of stock TIN 26-3854933 Concourse Financial Group Agency, Inc. (AL) (formerly First Protective Insurance Group, Inc.) PLC owns 100% of stock TIN 63-0846761 Empower Financial Resources, Inc. (DE) (formerly Financial Leadership Alliance, Inc.) PLC owns 100% of stock TIN 46-5331907 Organizational Chart of Dai-ichi Life Holdings, Inc., as of December 31, 2023 Interstate National Corporation (DE) Warranty Topco, Inc. owns 100% of stock TIN 20-4197367 D.R.G., Inc. d/b/a Payment Insured Plan (OR) Interstate National Corporation owns 100% of stock TIN 93-1160837 National Warranty Corp. (OR) Interstate National Corporation owns 100% of stock TIN 93-1198148 Interstate National Dealer Services, Inc. (DE) Interstate National Corporation owns 100% of stock TIN 11-3078398 PIPCO Reinsurance Company, Ltd. (Turks & Caicos) Interstate National Corporation owns 100% of stock TIN 98-0159153 Interstate National Dealer Services of Florida, Inc.2 (FL) INDS owns 100% of stock TIN 11-3284019 Warranty Direct, Inc. (DE) INDS owns 100% of stock TIN 11-3272124 Interstate Administrative Services, Inc. (DE) INDS owns 100% of stock TIN 20-1549705 LASAS Technologies, Inc. d/b/a RPM One (FL) INDS owns 100% of stock TIN 65-0868022 Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Dai-ichi Life International Holdings LLC (Japan) Golden Gate Captive Insurance Company3 (VT) PLC owns 100% of stock TIN 63-1191165 NAIC 60234

Protective Life Corporation (DE) TIN 95-2492236 Protective Life Insurance Company1 (TN) PLC owns 100% of stock TIN 63-0169720 NAIC 68136 Protective Property & Casualty Insurance Company 1 (MO) PLICO owns 100% of stock TIN 43-1139865 NAIC 35769 Protective Asset Protection, Inc. (MO) (formerly Lyndon Insurance Group, Inc.) PLICO owns 100% of stock TIN 43-1802403 Asset Protection Financial, Inc. (MO) (formerly Lyndon Financial Corporation) PPCIC owns 100% of stock TIN 43-1819865 Western General Dealer Services, Inc. (CA) PAP owns 100% of stock TIN 47-0939814 Western General Warranty Corporation2 (FL) PAP owns 100% of stock TIN 59-3126230 First Protection Company (MN) PAP owns 100% of stock TIN 41-1703034 First Protection Corporation of Florida2 (FL) FPC owns 100% of stock TIN 41-1637611 Protective Administrative Services, Inc. (MO) PAP owns 100% of stock TIN 43-1724227 Warranty Business Services Corporation (MO) PAP owns 100% of stock TIN 43-1142677 1 insurance company 2 specialty insurer Lyndon-DFS Administrative Services, Inc./ Services De Gestion Lyndon-DFS, Inc. (CANADA) PAP owns 100% of common stock USWC Holding Company (USWC) (FL) PLICO owns 100% of stock TIN 20-8645816 New World Warranty Corp.2 (FL) USWC owns 100% of stock TIN 20-8639268 USWC Installment Program, Inc. (FL) USWC owns 100% of stock TIN 20-8646196 United States Warranty Corp.2 (FL) USWC owns 100% of stock TIN 59-1651866 Western Diversified Services, Inc. (IL) PLICO owns 100% of stock TIN 36-2600350 The Advantage Warranty Corporation2 (FL) WDS owns 100% of stock TIN 36-3445516 First Protection Corporation (MN) PLC owns 100% of stock TIN 41-1368934 Chesterfield International Reinsurance Limited (Nevis) PLC owns 100% of stock TIN 98-0458684 Dealer Services Reinsurance, Ltd. (Bermuda) PLC owns 100% of stock TIN 98-0199455 Organizational Chart of Dai-ichi Life Holdings, Inc., as of December 31, 2023 Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Dai-ichi Life International Holdings LLC (Japan)

Protective Life Corporation (DE) TIN 95-2492236 Protective Life Insurance Company1 (TN) PLC owns 100% of stock TIN 63-0169720 NAIC 68136 A.U.L. Corp. (NV) PLICO owns 100% of stock TIN 68-0300949 Wisconsin A.U.L., Inc. (CA) A.U.L. Corp. owns 100% of stock TIN 68-0440623 AUL Insurance Agency, Inc. (CA) A.U.L. Corp. owns 100% of stock TIN 68-0406407 1 insurance company Atlas Peak Insurance Company, Ltd.1 (Turks & Caicos) PLICO owns 100% of stock TIN 98-0137725 Organizational Chart of Dai-ichi Life Holdings, Inc., as of December 31, 2023 Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Dai-ichi Life International Holdings LLC (Japan)